SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) August 14, 1998
                                                         ---------------

                          Telewest Communications plc
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             (Exact Name of Registrant as Specified in Its Charter)


                               England and Wales
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                 (State or Other Jurisdiction of Incorporation)

         0-26840                                        Not Applicable
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(Commission File Number)                       (IRS Employer Identification No.)


  Genesis Business Park, Albert Drive, Woking, Surrey GU21 5RW, United Kingdom
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(Address of Principal Executive Offices)                         (Zip Code)

                              011-44-1483-750-900
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

         Execution of Birmingham Cable Agreement and Issue of Press Release Regarding Same.
         ------------------------------------------------------------------

                  On August 14, 1998, Telewest Communications plc (the "Registrant") entered into an agreement (the "Agreement"), a copy of which is attached hereto as exhibit 99.1, with Comcast UK Cable Partners Limited ("Comcast") and NTL Incorporated ("NTL") relating to Comcast's ownership interest in Birmingham Cable Corporation Limited ("Birmingham Cable") and the Registrant's and Comcast's respective ownership interest in Cable London plc ("Cable London") and other related matters. Under the terms of the Agreement, among other things, the Registrant has agreed to acquire Comcast's 27.47(percent) interest in Birmingham Cable, by no later than December 31, 1998, for (pound) 125 million, plus (pound) 5 million for certain subordinated debt and fees owed to interest. In addition, the Agreement also provides that the Registrant will, at its option, either purchase Comcast's 50% interest in Cable London or sell its 50% interest in Cable London to Comcast (or to NTL following the amalgamation of Comcast and NTL)at a price notified to Telewest by Comcast (or NTL). Pursuant to a Press Release, dated August 17, 1998, the text of which is attached hereto as exhibit 99.3, the Registrant announced that it had entered into the Agreement. The text of the Agreement and the Press Release are incorporated herein by reference.

         Issue of Press Release Regarding Proposed Appointment of New Chief Executive Officer.
         ------------------------------------------------------------------

                  Pursuant to a press release, dated August 17, 1998, the Registrant announced its proposed appointment of Tony Illsley as its new chief executive officer. The text of such press release is attached hereto as exhibit
99.4 and is incorporated herein by reference.

         Issue of Press Release Regarding General Cable Offer and Pre-emptive Issue.
         --------------------------------------------------------------------

                  Pursuant to a press release dated August 19, 1998, the Registrant announced certain acceptance levels, scheduling matters and other issues related the Registrant's offer to acquire the shares of General Cable plc and the associated pre-emptive issue to the Registrant's shareholders to subscribe to new shares of the Registrant. The text of such press release is attached hereto as exhibit 99.5 and is incorporated herein by reference.

         Distribution to Shareholders of the Registrant's Interim Report.

                  On August 20, 1998, the Registrant distributed to its shareholders a copy of its Interim Report containing its results for the six month period ended June 30, 1998. The text of such Interim Report is attached hereto as exhibit 99.2 and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits.
                  ---------

                    Exhibit 99.1 Agreement dated August 14, 1998, among the Registrant, Comcast UK Cable Partners Limited and NTL Incorporated, regarding the transfer of interests in Birmingham Cable Corporation Limited and Cable London plc.

                    Exhibit 99.2 Interim Report issued by the Registrant on August 20, 1998, containing the Registrant's results for the six month period ended June 30, 1998.

                    Exhibit 99.3 Text of press release dated August 17, 1998, issued by the Registrant relating to the Agreement among the Registrant, Comcast UK Cable Partners Limited and NTL Incorporated regarding the transfer of interests in Birmingham Cable Corporation Limited and Cable London plc.

                    Exhibit 99.4 Text of press release dated August 17, 1998, issued by the Registrant relating the proposed appointment of Tony Illsley as its new chief executive officer.

                    Exhibit 99.5 Text of press release dated August 19, 1998, issued by the Registrant relating to acceptance levels, scheduling matters and other issues pertaining to its offer for the shares of General Cable plc and the associated pre-emptive issue to the Registrant's shareholders.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TELEWEST COMMUNICATIONS PLC

Date:    August 20, 1998              By: /s/ Charles Burdick
                                          -----------------------------------
                                      Name: Charles Burdick
                                      Title: Group Finance Director

                                  EXHIBIT INDEX


Exhibit No.         Document Description
-----------         --------------------

99.1 Agreement dated August 14, 1998, among the Registrant, Comcast UK Cable Partners Limited and NTL Incorporated, regarding the transfer of interests in Birmingham Cable Corporation Limited and Cable London plc.

99.2 Interim Report issued by the Registrant on August 20, 1998, containing the Registrant's results for the six month period ended June 30, 1998.

99.3 Text of press release dated August 17, 1998, issued by the Registrant relating to the Agreement among the Registrant, Comcast UK Cable Partners Limited and NTL Incorporated regarding the transfer of interests in Birmingham Cable Corporation Limited and Cable London plc.

99.4 Text of press release dated August 17, 1998, issued by the Registrant relating the proposed appointment of Tony Illsley as its new chief executive officer.

99.5 Text of press release dated August 19, 1998, issued by the Registrant relating to acceptance levels, scheduling matters and other issues pertaining to its offer for the shares of General Cable plc and the associated pre-emptive issue to the Registrant's shareholders.